Exhibit 99.1

NOVA LIFESTYLE, INC. ANNOUNCES $2 MILLION SHARE REPURCHASE PROGRAM

LOS ANGELES, June 11, 2019 (GLOBE NEWSWIRE) -- Nova LifeStyle, Inc. (NASDAQ: NVFY)(“Nova LifeStyle” or the “Company”) announced today that, on June 4, 2019, its Board of Directors has approved and authorized an 10b-18 share repurchase program for the Company to repurchase up to $2 million shares of its common stock (the “Shares”) in transactions conducted through a broker or dealer in compliance with Rule 10b-18 promulgated under the Exchange Act. Nova LifeStyle intends to fund the repurchases from its more than $40 million existing cash balance.

“The Board of Directors and management team believe that our current stock price is substantially undervalued and it is an attractive investment opportunity for us to repurchase our shares as an important part of our capital allocation strategy.” said Tawny Lam, Chairperson and Chief Executive Officer of Nova LifeStyle.

The share repurchase authorization permits the Shares to be repurchased from time to time in management's discretion, in compliance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended. The program is effective as of June 5, 2019. The timing and number of shares to be repurchased will depend on a variety of factors, including market conditions (such as price and trading volume), the Company's working capital requirements, general business conditions and alternative investment opportunities. The share repurchase authorization does not obligate the Company to repurchase any specific number of shares, and may be suspended or discontinued upon approval of the Board of Directors of the Company, in compliance with applicable securities laws and regulations.

About Nova LifeStyle

Nova LifeStyle, Inc., a NASDAQ Global Market listed company headquartered in California, is a fast growing, innovative designer and distributor of modern lifestyle furniture; primarily sofas, dining room furniture, cabinets, office furniture and related components, bedroom furniture, and various accessories, in matching collections. Nova's family of brands include Diamond Sofa and Bright Swallow. Nova's products feature urban contemporary styles that integrate comfort and functionality, incorporating upscale luxury designs which appeal to middle and upper middle-income consumers in the USA, China, Europe, and elsewhere in the world. Visit Nova LifeStyle's website at www.NovaLifeStyle.com.

Contact:

Investor Relations

Nova LifeStyle, Inc.

info@novalifestyle.com

Forward-looking Statements

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including our financial targets for our consolidated adjusted EBITDA and free cash flow, our expected future growth prospects and our exploration of acquisition opportunities. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include the risks discussed in our filings with the SEC and the following: economic conditions generally; competition and pricing pressures; our relationships with our customers and our suppliers; our ability to manage collection of our accounts receivable; our ability to align our investments in capital assets, including equipment, service centers and warehouses, to our customers’ demands; our ability to successfully integrate and realize anticipated synergies, cost savings and profit improvement opportunities with respect to acquired companies; our ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; our substantial indebtedness; our ability to raise debt and equity capital; our ability to maintain positive relationships with our network of third-party providers; litigation, including class action and derivative litigation; labor matters; fluctuations in currency exchange rates; fluctuations in fixed and floating interest rates; our ability to execute our growth strategy through internally generated sales and/or acquisitions; trade wars and international trade tariffs; transportation costs; fuel price and fuel surcharge changes; issues related to our intellectual property rights; governmental regulation, including trade compliance laws; and governmental or political actions. All forward-looking statements set forth in this document are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this document speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.